Persons Described in Instruction C

The following is a list of the executive officer and director and controlling persons of Bosch Thermotechnik GmbH

Name, Business Address, Position	Principal Business or Occupation	Citizenship

Jan Brockmann c/o Bosch Thermotechnik GmbH Junkersstraße 20-24, 73249 Wernau (Neckar), Germany (Chief Executive Officer of Bosch Thermotechnik GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: providing world solutions for room climate, domestic hot water and decentralised energy management services)

Address: Junkersstraße 20-24,
73249 Wernau (Neckar), Germany

Germany

Thomas Volz c/o Bosch Thermotechnik GmbH Junkersstraße 20-24, 73249 Wernau (Neckar), Germany (Executive Vice President of Finance and Administration of Bosch Thermotechnik GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: providing world solutions for room climate, domestic hot water and decentralised energy management services)

Address: Junkersstraße 20-24,
73249 Wernau (Neckar), Germany

Germany
Thomas Bauer c/o Bosch Thermotechnik GmbH Junkersstraße 20-24, 73249 Wernau (Neckar), Germany (Executive Vice President of Sales and Marketing of Bosch Thermotechnik GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: providing world solutions for room climate, domestic hot water and decentralised energy management services)

Address: Junkersstraße 20-24,
73249 Wernau (Neckar), Germany

Germany

Robert Bosch GmbH Robert-Bosch-Platz 1	(Principal Business: supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer

Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Sole shareholder of Bosch Thermotechnik GmbH)	goods, and energy and building technology) Address: Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany	Germany

The following is a list of the executive officers and directors of Robert Bosch GmbH

Name, Business Address, Position	Principal Business or Occupation	Citizenship
Franz Fehrenbach
c/o Robert Bosch GmbH
Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
(General Partner of Robert Bosch Industrietreuhand KG and Member of Supervisory Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Wolfgang Malchow
c/o Robert Bosch GmbH
Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
(General Partner of Robert Bosch Industrietreuhand KG and Member of Supervisory Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Volkmar Denner c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Chairman of Management Board of Robert Bosch GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Filiz Albrechtc c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Stefan Asenkerschbaumer c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Rolf Najork c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Stefan Hartung c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Harald Kröger c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Markus Heyn
c/o Robert Bosch GmbH
Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
(Chairman of the board of directors of Robert Bosch North America Corporation and Robert Bosch LLC and Member of Management Board of Robert Bosch GmbH)

Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Christian Fischer c/o Robert Bosch GmbH Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Member of Management Board of Robert Bosch GmbH)
Management of Robert Bosch GmbH and its subsidiaries

(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Robert Bosch Industrietreuhand KG Robert-Bosch-Platz 1 Gerlingen-Schillerhoehe Baden-Wuerttemberg, 70839, Germany (Holder of 93% of voting power of Robert Bosch GmbH)
(Principal Business: global supply of technology and services in four business sectors: mobility solutions, industrial technology, consumer goods, and energy and building technology)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

The following is a list of the general partners and controlling persons of Robert Bosch Industrietreuhand KG

Name, Business Address, Position	Principal Business or Occupation	Citizenship
Franz Fehrenbach
c/o Robert Bosch GmbH
Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
(General Partner of Robert Bosch Industrietreuhand KG and Member of Supervisory Board of Robert Bosch GmbH)

Management of Robert Bosch Industrietreuhand KG and Robert Bosch GmbH and its subsidiaries

(Principal Business: management of Robert Bosch GmbH and its subsidiaries)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany

Wolfgang Malchow
c/o Robert Bosch GmbH
Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
(General Partner of Robert Bosch Industrietreuhand KG and Member of Supervisory Board of Robert Bosch GmbH)

Management of Robert Bosch Industrietreuhand KG and Robert Bosch GmbH and its subsidiaries

(Principal Business: management of Robert Bosch GmbH and its subsidiaries)

Address: Robert-Bosch-Platz 1
Gerlingen-Schillerhoehe
Baden-Wuerttemberg, 70839, Germany
Germany